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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported):  November 1, 1996





                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                                   1-11706                   52-1796339
(State or other jurisdiction               (Commission              (IRS Employer
of incorporation)                          File No.)                Identification No.)



            1700 Pennsylvania Avenue, N.W., Washington, D.C.  20006
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (202) 624-7500




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                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

        The historical financial statements relating to the acquisition of the Peterson portfolio, comprising 38 operating office buildings and one building under construction in suburban Atlanta, Georgia and one operating office building in Boca Raton, Florida (the "Peterson portfolio") required by Item 7(a) were filed with the Commission on a Current Report on Form 8-K on October 24, 1996.

      (b) Pro forma financial information.

        Attached hereto as Exhibit 99.1 are the unaudited condensed consolidated balance sheet and statement of operations reflecting the acquisition of the Peterson portfolio, as reported in Part II, Item 5 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 filed with the Commission on November 5, 1996.


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(c)      Exhibits

               Exhibit
               Number
               ------

               99.1 Pro Forma Financial Information -- Unaudited condensed consolidated balance sheet and statement of operations reflecting the acquisition of the Peterson portfolio.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  December 19, 1996



                                        CARRAMERICA REALTY CORPORATION



                                        By: /s/ Brian K. Fields
                                            -----------------------
                                            Brian K.Fields
                                            Chief Financial Officer


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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1 Pro Forma Financial Information -- Unaudited condensed consolidated balance sheet and statement of operations reflecting the acquisition of the Peterson portfolio.